MARCH 15, 2021

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD EXCHANGE-TRADED FUNDS

DATED NOVEMBER 25, 2020

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective as of March 15, 2021, Amy N. Furlong no longer serves as Treasurer of Hartford Funds Exchange-Traded Trust (the “Trust”), but Ms. Furlong will continue to serve as Vice President of the Trust. Effective as of the same date, David A. Naab serves as Treasurer and Vice President of the Trust. Accordingly, the “Officers and Interested Trustee” table in the section entitled “Fund Management” in the above referenced SAI is revised to delete the title of Treasurer with respect to Ms. Furlong and add the following information with respect to Mr. Naab:

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE TRUST	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Treasurer of the Trust. Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE.